Exhibit 99.1

Pennsylvania Real Estate Investment Trust®

Supplemental Financial and Operating Information

Quarter Ended March 31, 2012

www.preit.com

NYSE: PEI

NYSE: PEIPRA

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

March 31, 2012

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3

Operating Results
Statement of Operations-Proportionate Consolidation Method-Quarters Ended March 31, 2012 and March 31, 2011	4
Net Operating Income-Quarters Ended March 31, 2012 and March 31, 2011	5
Computation of Earnings Per Share	6
Funds From Operations and Funds Available for Distribution-Quarters Ended March 31, 2012 and March 31, 2011	7

Operating Statistics
Leasing Activity Summary	8
Summarized Rent Per Square Foot and Occupancy Percentages	9
Mall Sales and Rent Per Square Foot	10
Mall Occupancy-Owned GLA	11
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	12
Top Twenty Tenants	13
Lease Expirations	14
Retail Gross Leasable Area Occupancy Summary	15
Property Information	16

Balance Sheet
Balance Sheet-Proportionate Consolidation Method	21
Balance Sheet-Property Type	22
Investment in Real Estate	23
Capital Expenditures	25
Debt Analysis	26
Debt Schedule	28
Selected Debt Ratios	30

Shareholder Information	31
Definitions	32

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views, achievements or results, about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility; PREIT’s ability to refinance its existing indebtedness when it matures on favorable terms, or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions; PREIT’s short- and long-term liquidity position; the effects on PREIT of dislocations and liquidity disruptions in the capital and credit markets; the current economic conditions and their effect on employment, consumer confidence and spending and the corresponding effects on tenant business, performance, prospects, solvency and leasing decisions on our cash flows; and the value and potential impairment of PREIT’s properties; and PREIT’s ability to maintain and increase property occupancy, sales and net effective rental rates, including and in light of the relatively high number of leases that have expired or are expiring by the end of 2013. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2011. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of March 31, 2012 the Company’s 49 properties included 38 shopping malls, eight strip and power centers, and three development properties. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 33.1 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Second Quarter 2012	Week of July 23, 2012

Research Coverage

Company	Analyst	Phone Number
Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640
	Lindsay Schroll	(646) 855-1829

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981
	Emmanuel Korchman	(212) 816-1382

Discern	David Wiggington	(646) 862-4177

Green Street Advisors	Cedrik Lachance	(949) 640-8780
	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Molly McCartin	(212) 622-6615

Keefe, Bruyette, & Woods	Ben Yang	(415) 591-1631

Sidoti & Company, LLC	Jeffrey Lau	(212) 453-7029

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

February 17, 2012 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

January 17, 2012 - PREIT announced the tax status of its 2011 distributions.

Acquisitions, dispositions, development and redevelopment activities:

February 9, 2012 - PREIT announced an agreement with Mercy Health System to add a 23,500 sf health and wellness satellite location aligned with Mercy Suburban Hospital at Plymouth Meeting Mall in Plymouth Meeting, Pennsylvania.

January 31, 2012 - PREIT announced an agreement with jcpenney to relocate and expand its anchor store at North Hanover Mall in Hanover, Pennsylvania.

Financing activities:

April 20, 2012 - PREIT announced the closing of its preferred share offering.

April 13, 2012 - PREIT announced the pricing of its preferred share offering.

April 12, 2012 - PREIT announced commencement of preferred share offering.

Other activities:

March 27, 2012 - PREIT scheduled its First Quarter 2012 earnings call for Tuesday, April 24, 2012.

March 23, 2012 - PREIT announced that Joseph F. Coradino would become CEO at the annual shareholders meeting on June 7, 2012.

March 6, 2012 - PREIT announced it would present at the Citi 2012 Global Property CEO conference in Palm Beach, Florida on March 14, 2012.

February 23, 2012 - PREIT announced its Fourth Quarter 2011 and Year End 2011 results.

January 26, 2012 - PREIT scheduled its Fourth Quarter 2011 earnings call for Thursday, February 23, 2012.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

(in thousands, except per share amounts)

	Quarter Ended March 31,		Year Ended December 31,
	2012	2011	2011	2010
TRADING INFORMATION
High Price per share	$15.74	$15.62	$17.34	$17.35
Low Price per share	$10.49	$12.88	$6.50	$8.35
Closing Share Price (at the end of period)	$15.27	$14.27	$10.44	$14.53

MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	55,531	55,647	55,677	55,436
OP Units Outstanding	2,309	2,329	2,329	2,329

Total Shares and OP Units Outstanding	57,840	57,976	58,006	57,765

Equity Market Capitalization - Shares and OP Units	$883,215	$827,313	$605,581	$839,327
DEBT CAPITALIZATION (1)
Secured Debt Balance (2)(3)	$2,225,189	$2,259,514	$2,230,645	$2,265,572
Unsecured Debt Balance (4)	136,900	136,900	136,900	136,900

Debt Capitalization	2,362,089	2,396,414	2,367,545	2,402,472

TOTAL MARKET CAPITALIZATION	$3,245,304	$3,223,727	$2,973,126	$3,241,799

Equity Capitalization/Total Market Capitalization	27.2%	25.7%	20.4%	25.9%
Debt Capitalization/Total Market Capitalization	72.8%	74.3%	79.6%	74.1%
Unsecured Debt Balance/Total Debt	5.8%	5.7%	5.8%	5.7%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Dividends	(5)	$0.15	$0.37	$0.60
Capital Gain Distributions (6)	(5)	—	0.01	—
Non-Taxable Distributions	(5)	—	0.22	—

Distributions per share	$0.15	$0.15	$0.60	$0.60

Annualized Dividend Yield (7)	3.9%	4.2%	5.7%	4.1%

CAPITAL RESOURCES

Cash and Cash Equivalents	$31,373	$42,584	$27,481	$27,481

Revolving Facility	250,000	150,000	250,000	150,000
Amount Outstanding	(30,000)	—	(95,000)	—
Letters of Credit	—	(561)	—	(1,534)

Available Revolving Facility (8)	220,000	149,439	155,000	148,466

TOTAL	$251,373	$192,023	$182,481	$175,947

Shelf Registration	$1,000,000	$831,812	$1,000,000	$831,812

(1)	Amounts exclude debt discount on our Exchangeable Notes and debt premium on mortgage loans.
(2)	The secured debt balance includes $240,000 in Term Loans outstanding as of March 31, 2012 and December 31, 2011, and $347,200 in Term Loans outstanding as of March 31, 2011 and December 31, 2010.
(3)	The secured debt balance includes Revolving Facility balances of $30,000 as of March 31, 2012 and $95,000 as of December 31, 2011.
(4)	The unsecured debt balance includes Exchangeable Notes of $136,900 for all periods presented.
(5)	Tax status of 2012 dividend payments will be available in January 2013.
(6)	Includes $.004 of unrecaptured Section 1250 gain as of December 31, 2011.
(7)	Based on closing share price at the end of the period.
(8)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Quarters Ended March 31, 2012 and March 31, 2011

Proportionate Consolidation Method

(in thousands)

	Quarter Ended March 31, 2012			Quarter Ended March 31, 2011
	GAAP	Share of unconsolidated partnership (1)	Total	GAAP	Share of unconsolidated partnerships (1)	Total
REVENUE:
Base rent	$72,040	$6,443	$78,483	$71,759	$6,379	$78,138
Expense reimbursements	32,026	2,751	34,777	33,762	2,594	36,356
Percentage rent	918	36	954	982	21	1,003
Lease termination revenue	651	61	712	25	—	25
Other real estate revenue	3,221	319	3,540	3,034	304	3,338

Real estate revenue	108,856	9,610	118,466	109,562	9,298	118,860
Interest and other income	762	—	762	918	—	918

Total revenue	109,618	9,610	119,228	110,480	9,298	119,778

EXPENSES:
Operating expenses:
CAM and real estate taxes	(36,209)	(2,201)	(38,410)	(37,304)	(2,298)	(39,602)
Utilities	(5,289)	(165)	(5,454)	(5,831)	(196)	(6,027)
Other operating expenses	(4,898)	(581)	(5,479)	(5,958)	(513)	(6,471)

Total operating expenses	(46,396)	(2,947)	(49,343)	(49,093)	(3,007)	(52,100)

Depreciation and amortization	(33,719)	(1,851)	(35,570)	(34,510)	(1,970)	(36,480)
Other expenses:
General and administrative expenses	(9,885)	—	(9,885)	(9,582)	—	(9,582)
Project costs and other expenses	(358)	—	(358)	(144)	—	(144)

Total other expenses	(10,243)	—	(10,243)	(9,726)	—	(9,726)

Interest expense, net (2)	(31,669)	(2,819)	(34,488)	(33,613)	(2,778)	(36,391)

Total expenses	(122,027)	(7,617)	(129,644)	(126,942)	(7,755)	(134,697)

Loss before equity in income of partnerships	(12,409)	1,993	(10,416)	(16,462)	1,543	(14,919)
Equity in income of partnerships	1,993	(1,993)	—	1,543	(1,543)	—

Net loss	(10,416)	—	(10,416)	(14,919)	—	(14,919)
Less: net loss attributable to noncontrolling interest	419	—	419	601	—	601

Net loss attributable to PREIT	$(9,997)	$—	$(9,997)	$(14,318)	$—	$(14,318)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $536 and $382 for the quarters ended March 31, 2012 and 2011, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Quarters Ended March 31, 2012 and 2011

(in thousands)

	Quarter Ended March 31, 2012			Quarter Ended March 31, 2011
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$78,135	$348	$78,483	$77,786	$352	$78,138
Expense reimbursements	34,763	14	34,777	36,345	11	36,356
Percentage rent	954	—	954	1,003	—	1,003
Lease termination revenue	712	—	712	25	—	25
Other real estate revenue	3,415	125	3,540	3,217	121	3,338

TOTAL REAL ESTATE REVENUE	117,979	487	118,466	118,376	484	118,860

Operating expenses:
CAM and real estate taxes	(37,989)	(421)	(38,410)	(39,193)	(409)	(39,602)
Utilities	(5,454)	—	(5,454)	(6,027)	—	(6,027)
Other operating expenses	(5,439)	(40)	(5,479)	(6,394)	(77)	(6,471)

TOTAL OPERATING EXPENSES	(48,882)	(461)	(49,343)	(51,614)	(486)	(52,100)

NET OPERATING INCOME	$69,097	$26	$69,123	$66,762	$(2)	$66,760

	Quarter Ended March 31, 2012			Quarter Ended March 31, 2011
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$72,311	$5,824	$78,135	$72,009	$5,778	$77,787
Expense reimbursements	33,407	1,356	34,763	34,914	1,431	36,345
Percentage rent	937	17	954	986	16	1,002
Lease termination revenue	708	4	712	25	—	25
Other real estate revenue	3,386	29	3,415	3,165	52	3,217

TOTAL REAL ESTATE REVENUE	110,749	7,230	117,979	111,099	7,277	118,376

Operating expenses:
CAM and real estate taxes	(36,563)	(1,426)	(37,989)	(37,650)	(1,543)	(39,193)
Utilities	(5,421)	(33)	(5,454)	(5,989)	(38)	(6,027)
Other operating expenses	(5,250)	(189)	(5,439)	(6,138)	(256)	(6,394)

TOTAL OPERATING EXPENSES	(47,234)	(1,648)	(48,882)	(49,777)	(1,837)	(51,614)

NET OPERATING INCOME	$63,515	$5,582	$69,097	$61,322	$5,440	$66,762

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Quarter Ended March 31,
	2012	2011
Net loss	$(10,416)	$(14,919)
Noncontrolling interest	419	601
Dividends on unvested restricted shares	(61)	(117)

Loss used to calculate earnings per share - basic and diluted	$(10,058)	$(14,435)

Basic loss per share	$(0.18)	$(0.27)
Diluted loss per share	$(0.18)	$(0.27)
Weighted average common shares outstanding	55,584	55,485
Weighted average unvested restricted shares	(676)	(1,019)

Weighted average shares outstanding - basic	54,908	54,466
Weighted average effect of common share equivalents (1)	—	—

Total weighted average shares outstanding - diluted	54,908	54,466

(1)

The Company had net losses for all periods presented. Therefore, the effect of common share equivalents of 646 and 555 for the quarters ended March 31, 2012 and 2011, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Quarter Ended March 31, 2012				Quarter Ended March 31, 2011
	Consolidated	Share of unconsolidated partnerships	Total		Consolidated	Share of unconsolidated partnerships	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue (1)	$108,856	$9,610	$118,466		$109,562	$9,298	$118,860
Operating expenses	(46,396)	(2,947)	(49,343)		(49,093)	(3,007)	(52,100)

NET OPERATING INCOME	62,460	6,663	69,123		60,469	6,291	66,760
General and administrative expenses	(9,885)	—	(9,885)		(9,582)	—	(9,582)
Interest and other income	762	—	762		918	—	918
Project costs and other expenses	(358)	—	(358)		(144)	—	(144)
Interest expense, net	(31,669)	(2,819)	(34,488)		(33,613)	(2,778)	(36,391)
Depreciation on non real estate assets	(192)	—	(192)		(252)	—	(252)

FFO	21,118	3,844	24,962		17,796	3,513	21,309
Depreciation on real estate assets	(33,527)	(1,851)	(35,378)		(34,258)	(1,970)	(36,228)
Equity in income of partnerships	1,993	(1,993)	—		1,543	(1,543)	—

Net loss	$(10,416)	$—	$(10,416)		$(14,919)	$—	$(14,919)

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$21,118	$3,844	$24,962		$17,796	$3,513	$21,309
Adjustments:
Straight line rent	(153)	39	(114)		(276)	67	(209)
Recurring capital expenditures	(135)	(99)	(234)		(330)	(33)	(363)
Tenant allowances	(1,916)	(15)	(1,931)		(1,229)	—	(1,229)
Capitalized leasing costs	(1,325)	—	(1,325)		(1,158)	—	(1,158)
Amortization of mortgage loan premium	(82)	—	(82)		(281)	—	(281)
Amortization of above- and below-market lease intangibles	(115)	(32)	(147)		48	(48)	—
Amortization of exchangeable notes debt discount	507	—	507		480	—	480

FAD	$17,899	$3,737	$21,636		$15,050	$3,499	$18,549

Weighted average number of shares outstanding			54,908				54,466

Weighted average effect of full conversion of OP Units			2,328				2,329
Effect of common share equivalents			646				555

Total weighted average shares outstanding, including OP Units			57,882				57,350

FFO			$24,962				$21,309

FFO PER DILUTED SHARE AND OP UNIT			$0.43				$0.37

FAD PER DILUTED SHARE AND OP UNIT			$0.37				$0.32

DIVIDEND PER COMMON SHARE			$0.15				$0.15

PAYOUT RATIOS

Payout ratio of FFO			31.6	%(2)			35.9	%(3)

Payout ratio of FAD			47.3	%(2)			62.5	%(3)

(1)	Total includes the non-cash effect of straight-line rent.
(2)	Twelve months ended March 31, 2012.
(3)	Twelve months ended March 31, 2011.

Pennsylvania Real Estate Investment Trust

2012 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf
	Number	GLA	Previous	New	Dollar	Percentage	Annualized Tenant Improvements psf (1)
New Leases - Previously Leased Space:
1st Quarter(2)	32	119,188	$20.58	$21.54	$0.96	4.7%	$3.02

Total/Average	32	119,188	$20.58	$21.54	$0.96	4.7%	$3.02
New Leases - Previously Vacant Space: (3)
1st Quarter	35	124,425	N/A	$28.60	$28.60	N/A	$3.82

Total/Average	35	124,425	N/A	$28.60	$28.60	N/A	$3.82
Renewal: (4)
1st Quarter (2)	139	481,428	$22.28	$22.92	$0.64	2.9%	$—

Total/Average	139	481,428	$22.28	$22.92	$0.64	2.9%	$—
Anchor New:
1st Quarter	3	285,136	N/A	$13.87	$13.87	N/A	$3.40

Total/Average	3	285,136	N/A	$13.87	$13.87	N/A	$3.40
Anchor Renewal:
1st Quarter	1	100,115	$3.13	$3.13	$—	0.0%	$—

Total/Average	1	100,115	$3.13	$3.13	$—	0.0%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were -1.3% for New Leases - Previously Leased Space and 0.0% for Renewals.
(3)	This category includes newly constructed and recommissioned space.
(4)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy(1) Percentages

	March 31, 2012			March 31, 2011			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Malls weighted average(2)	$31.75	91.5%	87.0%	$32.39	90.4%	86.5%	-2.0%	1.1%	0.5%
Strip and Power Centers weighted average	$16.02	95.8%	93.9%	$16.40	94.2%	91.4%	-2.3%	1.6%	2.5%
Retail Portfolio weighted average	$28.23	91.9%	87.9%	$28.79	90.8%	87.1%	-2.0%	1.1%	0.8%
Consolidated Properties	$29.72	91.6%	86.9%	$30.35	90.4%	86.2%	-2.1%	1.2%	0.7%
Unconsolidated Properties	$23.21	94.8%	93.1%	$23.57	94.2%	92.3%	-1.5%	0.6%	0.8%
Same Properties	$28.23	91.9%	87.9%	$28.79	90.8%	87.1%	-2.0%	1.1%	0.8%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.33/sq ft as of March 31, 2012 and $14.24/sq ft as of March 31, 2011.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

		March 31, 2012			March 31, 2011			Change
	% of Rolling 12 Month Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	26.5%
Cherry Hill Mall		$49.08	$623	12.8%	$46.06	$562	13.5%	6.6%	10.9%	-0.7%
Lehigh Valley Mall		45.26	576	11.1%	45.15	537	12.4%	0.2%	7.3%	-1.3%
Woodland Mall		40.33	547	12.2%	41.28	510	12.9%	-2.3%	7.3%	-0.7%
Jacksonville Mall		35.45	526	10.6%	32.88	490	10.3%	7.8%	7.3%	0.3%
Dartmouth Mall		30.89	425	11.2%	30.45	382	11.8%	1.5%	11.3%	-0.6%
Sales per square foot between $350 - $400	37.7%
Willow Grove Park		42.86	395	16.1%	43.61	392	16.9%	-1.7%	0.8%	-0.8%
Viewmont Mall		29.42	390	12.5%	29.54	369	13.3%	-0.4%	5.7%	-0.8%
Patrick Henry Mall		39.68	389	14.4%	40.07	386	14.0%	-1.0%	0.8%	0.4%
The Mall at Prince Georges		37.34	387	14.7%	36.96	382	14.3%	1.0%	1.3%	0.4%
The Gallery at Market East		36.17	381	14.1%	36.85	359	14.5%	-1.8%	6.1%	-0.4%
Wyoming Valley Mall		30.48	380	11.9%	31.10	367	12.4%	-2.0%	3.5%	-0.5%
Springfield Mall		34.70	380	14.6%	33.98	349	14.7%	2.1%	8.9%	-0.1%
Valley View Mall		28.64	378	11.8%	30.13	364	11.9%	-4.9%	3.8%	-0.1%
Valley Mall		25.11	370	10.9%	26.12	339	11.2%	-3.9%	9.1%	-0.3%
Moorestown Mall		34.47	364	14.3%	36.17	377	15.1%	-4.7%	-3.4%	-0.8%
Capital City Mall		33.44	357	11.9%	33.17	354	11.7%	0.8%	0.8%	0.2%
Crossroads Mall		21.42	355	9.0%	21.05	317	9.8%	1.7%	12.0%	-0.8%
Sales per square foot between $300 - $349	17.3%
Francis Scott Key Mall		27.87	347	11.6%	27.40	336	11.5%	1.7%	3.3%	0.1%
Exton Square Mall		34.77	338	13.3%	36.88	316	13.7%	-5.7%	7.0%	-0.4%
Magnolia Mall		27.40	327	12.5%	28.38	318	13.1%	-3.5%	2.8%	-0.6%
Plymouth Meeting Mall		29.19	327	10.5%	29.95	343	10.2%	-2.5%	-4.7%	0.3%
Logan Valley Mall		25.75	322	11.4%	26.74	310	11.3%	-3.7%	3.9%	0.1%
Cumberland Mall		27.56	322	13.0%	28.69	311	13.3%	-4.0%	3.5%	-0.3%
Gadsden Mall		20.77	317	10.1%	21.96	293	9.6%	-5.4%	8.2%	0.5%
Sales per square foot under $300	18.5%
Palmer Park Mall		25.19	297	11.3%	24.36	289	12.0%	3.4%	2.8%	-0.7%
New River Valley Mall		24.23	291	10.4%	24.11	269	10.3%	0.5%	8.2%	0.1%
Uniontown Mall		21.54	287	10.6%	22.67	283	10.9%	-5.0%	1.4%	-0.3%
Wiregrass Commons Mall		24.87	283	11.0%	26.23	279	12.2%	-5.2%	1.4%	-1.2%
Lycoming Mall		20.11	275	10.0%	21.33	261	10.1%	-5.7%	5.4%	-0.1%
Nittany Mall		20.78	274	10.7%	21.96	278	11.5%	-5.4%	-1.4%	-0.8%
North Hanover Mall		23.16	265	12.4%	25.99	269	12.5%	-10.9%	-1.5%	-0.1%
Washington Crown Center		19.92	258	10.9%	20.02	238	11.3%	-0.5%	8.4%	-0.4%
South Mall		22.14	255	12.2%	23.67	245	12.5%	-6.5%	4.1%	-0.3%
Orlando Fashion Square		27.47	252	14.6%	29.98	238	19.2%	-8.4%	5.9%	-4.6%
Beaver Valley Mall		21.64	245	13.2%	22.23	243	13.9%	-2.7%	0.8%	-0.7%
Phillipsburg Mall		22.88	236	11.9%	23.93	228	12.4%	-4.4%	3.5%	-0.5%
Chambersburg Mall		20.58	230	9.2%	23.79	238	9.9%	-13.5%	-3.4%	-0.7%
Voorhees Town Center		28.00	218	12.1%	31.96	214	11.7%	-12.4%	1.9%	0.4%
Malls weighted average		$31.75	$376	12.3%	$32.39	$357	12.8%	-2.0%	5.3%	-0.5%
Consolidated Properties		$30.84	$362	12.4%	$31.56	$346	12.8%	-2.3%	4.6%	-0.4%
Unconsolidated Properties		$41.87	$513	11.9%	$41.45	$473	13.0%	1.0%	8.5%	-1.1%
Same Properties		$31.75	$376	12.3%	$32.39	$357	12.8%	-2.0%	5.3%	-0.5%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy(1) - Owned GLA

	March 31, 2012		March 31, 2011		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	91.1%	81.0%	89.2%	76.8%	1.9%	4.2%
Capital City Mall	97.1%	95.1%	97.0%	94.8%	0.1%	0.3%
Chambersburg Mall	87.1%	72.5%	87.0%	72.2%	0.1%	0.3%
Cherry Hill Mall	93.5%	92.2%	93.5%	92.2%	0.0%	0.0%
Crossroads Mall	95.9%	91.2%	89.9%	77.1%	6.0%	14.1%
Cumberland Mall	92.8%	88.2%	93.1%	88.6%	-0.3%	-0.4%
Dartmouth Mall	96.9%	94.9%	98.0%	96.8%	-1.1%	-1.9%
Exton Square Mall	90.8%	79.9%	91.1%	80.5%	-0.3%	-0.6%
Francis Scott Key Mall	95.9%	93.3%	98.1%	96.5%	-2.2%	-3.2%
Gadsden Mall	93.1%	82.8%	92.4%	81.0%	0.7%	1.8%
The Gallery at Market East(2)	61.6%	78.3%	61.4%	77.7%	0.2%	0.6%
Jacksonville Mall	97.9%	95.8%	99.6%	99.2%	-1.7%	-3.4%
Lehigh Valley Mall	96.2%	94.7%	95.8%	94.2%	0.4%	0.5%
Logan Valley Mall	94.1%	86.0%	94.9%	87.7%	-0.8%	-1.7%
Lycoming Mall	96.3%	93.1%	96.0%	92.6%	0.3%	0.5%
Magnolia Mall	98.0%	95.5%	97.4%	94.2%	0.6%	1.3%
Moorestown Mall	90.4%	78.4%	91.4%	80.8%	-1.0%	-2.4%
New River Valley Mall	96.9%	94.8%	98.0%	96.6%	-1.1%	-1.8%
Nittany Mall	96.2%	92.2%	94.4%	88.7%	1.8%	3.5%
North Hanover Mall	93.8%	85.2%	92.9%	83.2%	0.9%	2.0%
Orlando Fashion Square	90.1%	79.1%	90.4%	79.6%	-0.3%	-0.5%
Palmer Park Mall	94.9%	83.7%	94.9%	83.6%	0.0%	0.1%
Patrick Henry Mall	94.5%	89.4%	96.1%	92.4%	-1.6%	-3.0%
Phillipsburg Mall	85.0%	65.5%	88.7%	73.9%	-3.7%	-8.4%
Plymouth Meeting Mall	84.5%	76.4%	82.8%	73.9%	1.7%	2.5%
The Mall at Prince Georges	96.9%	93.4%	94.6%	88.7%	2.3%	4.7%
South Mall	86.6%	79.6%	89.0%	83.2%	-2.4%	-3.6%
Springfield Mall	86.6%	86.6%	96.1%	96.1%	-9.5%	-9.5%
Uniontown Mall	88.7%	82.5%	86.3%	76.4%	2.4%	6.1%
Valley Mall	96.9%	94.7%	92.7%	87.4%	4.2%	7.3%
Valley View Mall	95.0%	93.2%	96.0%	94.4%	-1.0%	-1.2%
Viewmont Mall	98.3%	95.5%	99.4%	98.5%	-1.1%	-3.0%
Voorhees Town Center	67.0%	66.5%	61.3%	60.7%	5.7%	5.8%
Washington Crown Center	90.5%	82.5%	89.2%	80.1%	1.3%	2.4%
Willow Grove Park(3)	96.0%	93.4%	69.5%	91.2%	26.5%	2.2%
Wiregrass Commons Mall	90.5%	86.3%	89.1%	84.3%	1.4%	2.0%
Woodland Mall	91.3%	91.3%	93.6%	93.6%	-2.3%	-2.3%
Wyoming Valley Mall	96.3%	89.3%	96.6%	90.3%	-0.3%	-1.0%

Malls weighted average(4)	91.5%	87.0%	90.4%	86.5%	1.1%	0.5%

Consolidated Properties	91.4%	86.6%	90.2%	85.9%	1.2%	0.7%
Unconsolidated Properties	94.0%	92.5%	95.9%	94.8%	-1.9%	-2.3%
Same Properties	91.5%	87.0%	90.4%	86.5%	1.1%	0.5%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2)

The total occupancy percentage for The Gallery at Market East includes 328,390 sf of the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 30.3% of the owned mall GLA as of March 31, 2012 and March 31, 2011, respectively.

(3)

The total occupancy percentage for Willow Grove Park as of March 31, 2011 includes the former Strawbridge’s store that is currently under redevelopment. This vacant department store represents 26.6% of the owned mall GLA as of March 31, 2011. In December 2011, we decommissioned 206,834 sf, of which 113,692 sf is related the new jcpenney store, 41,152 sf is related to the new Nordstrom Rack store and 24,695 sf is related to inline space.

(4)

Reflects the decommissioning of space related to redevelopment activity. A space is decommissioned once tenant relocations have been completed and demolition/reconfiguration of the former space has commenced. Space is recommissioned once the first tenant in the new/reconfigured wing or area is open and the remaining space is in leaseable condition.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy(1) Percentages

	March 31, 2012			March 31, 2011			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Christiana Center	$20.58	98.8%	96.8%	$20.16	96.0%	89.1%	2.1%	2.8%	7.7%
The Commons at Magnolia	15.82	80.4%	75.6%	15.33	87.3%	84.2%	3.2%	-6.9%	-8.6%
Metroplex Shopping Center	20.03	100.0%	100.0%	19.72	100.0%	100.0%	1.6%	0.0%	0.0%
The Court at Oxford Valley	14.98	91.7%	90.5%	15.66	91.7%	90.5%	-4.3%	0.0%	0.0%
Paxton Towne Centre	14.59	100.0%	100.0%	15.28	98.2%	97.3%	-4.5%	1.8%	2.7%
Red Rose Commons	13.14	100.0%	100.0%	14.23	84.9%	84.9%	-7.7%	15.1%	15.1%
Springfield Park	23.88	90.0%	71.7%	21.35	98.2%	94.9%	11.9%	-8.2%	-23.2%
Whitehall Mall	12.48	93.0%	85.5%	12.70	91.6%	82.3%	-1.7%	1.4%	3.2%

Weighted Average	$16.02	95.8%	93.9%	$16.40	94.2%	91.4%	-2.3%	1.6%	2.5%

Consolidated Properties	$16.16	97.2%	95.1%	$16.35	96.1%	93.2%	-1.2%	1.1%	1.9%
Unconsolidated Properties	$15.97	95.2%	93.5%	$16.42	93.3%	90.8%	-2.7%	1.9%	2.7%
Same Properties	$16.02	95.8%	93.9%	$16.40	94.2%	91.4%	-2.3%	1.6%	2.5%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent(2)		Total		Minimum Rent
Tenant(1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Locations	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent(3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	43	546,691	4	42,666	47	589,357	$11,900	$10,933	3.53%
J.C. Penney Corporation, Inc.	24	2,370,409	6	824,327	30	3,194,736	7,679	7,679	2.48%
Foot Locker, Inc.	57	267,928	9	65,798	66	333,726	7,625	7,167	2.31%
Limited Brands, Inc.	57	272,225	15	48,323	72	320,548	7,561	7,115	2.30%
American Eagle Outfitters, Inc.	40	218,381	1	4,752	41	223,133	6,969	6,655	2.15%
Sears Holding Corporation	24	2,796,396	5	880,777	29	3,677,173	5,445	5,302	1.71%
Zale Corporation	72	52,293	0	—	72	52,293	5,556	5,260	1.70%
Signet Jewelers Limited	39	60,145	0	—	39	60,145	4,615	4,460	1.44%
Dick’s Sporting Goods, Inc.	8	371,224	2	95,935	10	467,159	4,845	4,124	1.33%
Luxottica Group S.p.A.	47	117,054	3	5,863	50	122,917	4,301	3,949	1.27%
Abercrombie & Fitch Co.	19	128,443	0	—	19	128,443	3,872	3,490	1.13%
Genesco, Inc.	59	77,834	3	3,044	62	80,878	3,517	3,374	1.09%
Commonwealth of Pennsylvania	2	229,244	0	—	2	229,244	3,092	3,092	1.00%
Aeropostale, Inc.	32	112,328	4	13,590	36	125,918	3,281	3,052	0.98%
Hallmark Cards, Inc.	34	138,313	4	17,572	38	155,885	3,169	2,997	0.97%
Barnes & Noble, Inc.	9	271,086	0	—	9	271,086	4,013	2,977	0.96%
Shoe Show, Inc.	26	179,491	5	25,549	31	205,040	2,992	2,895	0.93%
Best Buy Co., Inc.	19	200,502	0	—	19	200,502	3,890	2,894	0.93%
Burlington Coat Factory	6	537,986	0	—	6	537,986	2,826	2,826	0.91%
Regis Corporation	75	91,309	3	4,651	78	95,960	2,820	2,729	0.88%

Total Top 20 Tenants	692	8,209,485	64	2,032,847	756	11,072,129	$99,968	$92,970	30.00%

Total Leases					3,037			$309,898	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of March 31, 2012

(dollars in thousands except psf amounts)

Non-Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA(2)	Percent of Total	Minimum Rent in Expiring Year(2)	PREIT’s Share of Minimum Rent in Expiring Year(3)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	353	981,042	8.1%	$25,910	$24,948	9.2%	$26.41
2012	282	723,681	6.0%	18,339	17,220	6.4%	25.34
2013	454	1,537,511	12.7%	33,234	31,069	11.5%	21.62
2014	362	1,267,633	10.5%	28,053	25,701	9.5%	22.13
2015	278	1,356,561	11.2%	30,796	27,811	10.3%	22.70
2016	324	1,435,071	11.8%	38,581	34,470	12.7%	26.88
2017	216	947,583	7.8%	25,370	22,608	8.3%	26.77
2018	188	1,007,595	8.3%	26,011	23,754	8.8%	25.81
2019	137	611,056	5.0%	18,362	17,452	6.4%	30.05
2020	131	923,846	7.6%	19,957	18,762	6.9%	21.60
2021	124	595,081	4.9%	15,001	13,458	5.0%	25.21
Thereafter	80	724,909	6.1%	14,218	13,568	5.0%	19.61

Total/ Average	2,929	12,111,569	100.0%	$293,832	$270,821	100.0%	$24.26

Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring(4)	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year(3)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2013	13	1,035,455	9.2%	$4,294	$4,294	11.0%	4.15
2014	15	1,491,412	13.3%	4,113	3,651	9.3%	2.76
2015	18	1,715,835	15.3%	5,115	5,115	13.1%	2.98
2016	20	1,895,436	16.9%	4,777	4,777	12.2%	2.52
2017	10	1,233,341	11.0%	3,889	3,437	8.8%	3.15
2018	7	878,080	7.8%	4,387	4,387	11.2%	5.00
2019	7	770,343	6.9%	2,014	2,014	5.2%	2.61
2020	4	346,039	3.1%	1,414	1,414	3.6%	4.09
2021	4	426,239	3.8%	3,059	1,775	4.5%	7.18
Thereafter	10	1,410,486	12.7%	8,213	8,213	21.1%	5.82

Total/ Average	108	11,202,666	100.0%	$41,275	$39,077	100.0%	$3.68

(1)	Only includes owned space.
(2)	Does not include tenants occupying space under agreements with initial terms of less than one year. The GLA of these tenants is 348,954 sf.
(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Occupancy Summary as of March 31, 2012

	Owned GLA
	Occupied			Vacant
		Non-Anchor
	Anchor	Large Format(1)	Small Shop(2)	Anchor	Non-Anchor	GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	148,740	212,507	—	84,882	204,770	1,162,166
Capital City Mall	204,301	63,586	206,860	—	14,022	120,000	608,769
Chambersburg Mall	241,690	19,651	134,602	—	58,480	—	454,423
Cherry Hill Mall(3)	138,000	204,015	424,962	—	53,551	478,885	1,299,413
Crossroads Mall	254,211	74,108	128,334	—	19,625	—	476,278
Cumberland Mall	264,348	212,538	145,777	—	48,004	273,230	943,897
Dartmouth Mall	208,460	142,274	163,678	—	16,386	140,000	670,798
Exton Square Mall	440,301	26,617	268,237	—	74,223	277,468	1,086,846
Francis Scott Key Mall	222,176	140,616	186,229	—	23,607	139,333	711,961
Gadsden Mall	300,960	66,429	99,012	—	34,370	—	500,771
The Gallery at Market East	350,115	73,975	243,911	328,390	88,041	—	1,084,432
Jacksonville Mall	242,115	98,693	136,227	—	11,692	—	488,727
Lehigh Valley Mall	212,000	171,800	371,718	—	30,222	371,986	1,157,726
Logan Valley Mall	455,060	43,943	236,427	—	45,773	—	781,203
Lycoming Mall	333,413	182,268	172,758	—	26,167	120,000	834,606
Magnolia Mall	343,118	86,608	171,473	—	12,248	—	613,447
Moorestown Mall	408,356	82,682	176,111	—	71,131	321,200	1,059,480
New River Valley Mall	175,306	134,996	117,124	—	13,850	—	441,276
Nittany Mall	221,462	12,500	186,327	—	16,755	95,000	532,044
North Hanover Mall	206,792	21,047	105,769	—	22,103	—	355,711
Orlando Fashion Square	491,999	136,808	211,396	—	92,072	155,576	1,087,851
Palmer Park Mall	314,235	—	120,304	—	23,392	—	457,931
Patrick Henry Mall	279,619	16,741	246,848	—	32,693	140,000	715,901
Phillipsburg Mall	326,552	42,021	122,097	—	86,468	—	577,138
Plymouth Meeting Mall(4)	253,584	163,161	206,640	—	114,165	214,635	952,185
The Mall at Prince Georges	479,619	139,553	270,539	—	28,864	—	918,575
South Mall	139,691	120,071	91,334	—	54,103	—	405,199
Springfield Mall	—	—	192,293	—	29,829	387,899	610,021
Uniontown Mall	391,096	67,996	161,003	30,282	48,615	—	698,992
Valley Mall	280,549	125,334	247,217	—	20,670	243,400	917,170
Valley View Mall	96,357	74,148	162,766	—	17,365	254,596	605,232
Viewmont Mall	386,262	82,893	147,257	—	10,782	120,000	747,194
Voorhees Town Center(5)	4,404	67,478	137,134	—	103,105	420,838	732,959
Washington Crown Center	245,401	89,086	151,018	—	50,822	140,095	676,422
Willow Grove Park	225,000	54,425	280,572	—	23,548	413,121	996,666
Wiregrass Commons	94,686	10,345	171,782	—	29,001	332,152	637,966
Woodland Mall	—	120,959	276,394	—	37,737	725,187	1,160,277
Wyoming Valley Mall	592,110	90,851	194,316	—	34,023	—	911,300

Total Malls (38 properties)	10,334,615	3,408,956	7,278,953	358,672	1,602,386	6,089,371	29,072,953

Strip and Power Centers
Christiana Center	190,814	68,132	40,233	—	3,600	—	302,779
The Commons at Magnolia	20,631	28,618	34,667	—	20,416	126,200	230,532
Metroplex Shopping Center	67,185	353,984	56,292	—	—	300,729	778,190
The Court at Oxford Valley	59,620	314,149	45,341	—	37,793	247,623	704,526
Paxton Towne Centre	151,627	221,425	71,380	—	—	273,058	717,490
Red Rose Commons	—	248,085	15,206	—	—	199,590	462,881
Springfield Park	83,539	10,000	22,443	—	12,829	145,669	274,480
Whitehall Mall	294,635	192,099	43,891	—	39,920	—	570,545

Total Strip and Power Centers (8 properties)	868,051	1,436,492	329,453	—	114,558	1,292,869	4,041,423

CONSOLIDATED PROPERTIES	10,485,687	3,555,331	6,861,222	358,672	1,566,351	5,728,744	28,556,007
UNCONSOLIDATED PROPERTIES	716,979	1,290,117	747,184	—	150,593	1,653,496	4,558,369
TOTAL PROPERTIES	11,202,666	4,845,448	7,608,406	358,672	1,716,944	7,382,240	33,114,376

(1)	Includes tenants greater than 10,000 square feet.
(2)	Includes tenants less than 10,000 square feet.
(3)	Additional 24,588 sf has been entitled but not yet built.
(4)	Additional 14,316 sf has been entitled but not yet built.
(5)	Additional 6,554 sf has been built but not commissioned, and 128,514 sf has been entitled but not yet built.

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2012

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s jcpenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/16

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	jcpenney Macy’s Sears	11/30/15 (1) 7/28/14

Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory jcpenney Sears	1/28/16 1/31/19 3/31/17 2/9/15

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel jcpenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 2/28/25

Crossroads Mall(2) Beckley, WV	100%	2003	1981	Belk Dick’s Sporting Goods jcpenney Sears	11/5/14 1/31/22 12/31/16 3/31/16

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot jcpenney	1/31/16 (1) (1) 4/30/19 1/31/19 11/30/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	jcpenney Macy’s Sears	7/31/14 (1) 4/12/16

Exton Square Mall(2) Exton, PA	100%	2003	1973/2000	Boscov’s jcpenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble jcpenney Macy’s Sears Value City Furniture	4/30/17 9/30/16 (1) 7/31/13 1/31/19

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk jcpenney Sears	7/31/14 1/31/29 3/5/14

The Gallery at Market East(2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory Commonwealth of Pennsylvania	2/28/32 6/30/29

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2012 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration

Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Barnes & Noble Belk jcpenney Sears	5/31/18 8/21/16 8/31/15 8/4/16

Lehigh Valley Mall(3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s jcpenney Macy’s	10/31/17 (1) (1) 7/31/17

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	jcpenney Macy’s Sears	1/31/17 1/31/15 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Burlington Coat Factory Dick’s Sporting Goods jcpenney Macy’s Sears	1/31/17 7/27/16 1/31/19 1/31/17 10/31/15 (1) 7/31/13

Magnolia Mall Florence, SC	100%	1997	1979/2007	Barnes & Noble Belk Best Buy Dick’s Sporting Goods jcpenney Sears	9/30/17 1/31/16 1/31/13 1/31/18 3/31/17 10/16/14

Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/15 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods jcpenney Regal Cinemas Sears	4/19/20 1/31/17 3/31/13 4/30/22 8/2/13
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton jcpenney Macy’s Sears	1/31/13 7/31/15 (1) 8/28/15

North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods jcpenney Sears	1/31/18 1/31/16 11/30/14

Orlando Fashion Square(2) Orlando, FL	100%	2004	1973/2003	Dillard’s jcpenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2012 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Dick’s Sporting Goods Dillard’s jcpenney Macy’s	1/31/22 9/22/13 10/31/15 (1)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton jcpenney Kohl’s Sears	1/31/15 3/31/13 1/31/25 4/30/14

Plymouth Meeting Mall(2) Plymouth Meeting, PA	100%	2003	1966/2009	AMC Theater Boscov’s Macy’s Whole Foods	12/31/18 10/31/16 (1) 11/30/29

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	jcpenney Macy’s Marshalls Ross Dress for Less Target	7/31/16 10/31/18 9/30/16 1/31/18 1/31/15

South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/30/16 10/31/16

Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s Target	(1) (1)

Uniontown Mall(2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory jcpenney Sears Teletech Customer Care	1/30/16 1/31/19 10/31/15 2/25/18 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton jcpenney Macy’s Sears	1/31/14 10/31/14 (1) (1)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s jcpenney Macy’s Sears	1/31/17 (1) 7/31/15 (1) (1)

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2012 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration

Viewmont Mall Scranton, PA	100%	2003	1968/2006	jcpenney Macy’s Sears	10/31/15 (1) 12/31/15

Voorhees Town Center Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group Voorhees Town Hall	(1) (1) 8/31/28 (1)

Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/15 7/24/13 (1) 8/17/14

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)

Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Burlington Coat Factory Dillard’s jcpenney	(1) 1/31/20 (1) (1)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple Barnes & Noble jcpenney Kohl’s Macy’s Sears	6/30/15 1/31/20 (1) (1) (1) (1)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton jcpenney Macy’s Sears	1/31/17 4/30/17 1/31/17 8/1/16
POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Metroplex Shopping Center(3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)

The Court at Oxford Valley(3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/21 (1) 4/30/21 (1)

Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/30/21 (1) 11/30/20

Red Rose Commons(3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2012 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration

Whitehall Mall(3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/15 3/9/17 9/18/21
STRIP CENTERS
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/15 (1)

Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method(1)

(in thousands, except per share amounts)

	March 31, 2012			December 31, 2011
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,473,802	$211,904	$3,685,706	$3,470,167	$211,790	$3,681,957
Construction in progress	96,671	793	97,464	91,538	864	92,402
Land held for development	15,107	—	15,107	15,292	—	15,292

Total investments in real estate	3,585,580	212,697	3,798,277	3,576,997	212,654	3,789,651
Accumulated depreciation	(875,267)	(75,256)	(950,523)	(844,010)	(73,594)	(917,604)

Net investments in real estate	2,710,313	137,441	2,847,754	2,732,987	139,060	2,872,047

Investments in partnerships, at equity	15,866	(15,866)	—	16,009	(16,009)	—
Other assets:
Cash and cash equivalents	26,022	5,351	31,373	21,798	5,683	27,481
Rent and other receivables(2)	34,322	2,361	36,683	39,832	2,065	41,897
Intangible assets, net	9,298	158	9,456	9,921	178	10,099
Deferred costs and other assets, net	88,551	12,441	100,992	89,707	15,704	105,411

Total other assets	174,059	4,445	178,504	177,267	7,621	184,888

Total assets	$2,884,372	$141,886	$3,026,258	$2,910,254	$146,681	$3,056,935

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $201 and $282 as of March 31, 2012 and December 31, 2011, respectively)	$1,751,517	$203,873	$1,955,390	$1,691,381	$204,546	$1,895,927
Exchangeable Notes (net of discount of $342 and $849 as of March 31, 2012 and December 31, 2011, respectively)	136,558	—	136,558	136,051	—	136,051
Term Loans	240,000	—	240,000	240,000	—	240,000
Revolving Facility	30,000	—	30,000	95,000	—	95,000
Tenants’ deposits and deferred rent	15,635	3,469	19,104	13,278	3,492	16,770
Distributions in excess of partnership investments	65,869	(65,869)	—	64,938	(64,938)	—
Fair value of derivative instruments	19,661	—	19,661	21,112	—	21,112
Other liabilities	54,866	413	55,279	60,456	3,581	64,037

Total liabilities	2,314,106	141,886	2,455,992	2,322,216	146,681	2,468,897

Equity:
Total equity	570,266	—	570,266	588,038	—	588,038

Total liabilities and equity	$2,884,372	$141,886	$3,026,258	$2,910,254	$146,681	$3,056,935

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $28.0 million ($25.7 million wholly owned, $2.3 million partnership) as of March 31, 2012 and $27.9 million ($25.5 million wholly owned, $2.4 million partnership) as of December 31, 2011.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type(1)

(in thousands, except per share amounts)

	March 31, 2012				December 31, 2011
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,458,435	$221,021	$21,357	$3,700,813	$3,454,686	$221,021	$21,542	$3,697,249
Construction in progress	40,731	—	56,733	97,464	36,088	—	56,314	92,402

Total investments in real estate	3,499,166	221,021	78,090	3,798,277	3,490,774	221,021	77,856	3,789,651
Accumulated depreciation	(870,035)	(78,933)	(1,555)	(950,523)	(838,810)	(77,292)	(1,502)	(917,604)

Net investments in real estate	2,629,131	142,088	76,535	2,847,754	2,651,964	143,729	76,354	2,872,047

Other assets:
Cash and cash equivalents	19,803	2,045	9,525	31,373	16,947	2,113	8,421	27,481
Rent and other receivables(2)	32,870	2,817	996	36,683	38,087	2,451	1,359	41,897
Intangible assets, net	2,224		7,232	9,456	2,852	—	7,247	10,099
Deferred costs and other assets, net	67,821	11,953	21,218	100,992	67,851	15,309	22,251	105,411

Total other assets	122,718	16,815	38,971	178,504	125,737	19,873	39,278	184,888

Total assets	$2,751,849	$158,903	$115,506	$3,026,258	$2,777,701	$163,602	$115,632	$3,056,935

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $201 and $282 as of March 31, 2012 and December 31, 2011, respectively)	$1,754,435	$200,955	$—	$1,955,390	$1,694,476	$201,451	$—	$1,895,927
Exchangeable Notes (net of discount of $342 and $849 as of March 31, 2012 and December 31, 2011, respectively)	—	—	136,558	136,558	—	—	136,051	136,051
Term Loans	—	—	240,000	240,000	—	—	240,000	240,000
Revolving Facility	—	—	30,000	30,000	—	—	95,000	95,000
Tenants’ deposits and deferred rent	17,132	1,822	150	19,104	14,686	1,933	151	16,770
Fair value of derivative instruments		—	19,661	19,661	—	—	21,112	21,112
Other liabilities	33,513	(1,503)	23,269	55,279	33,098	1,687	29,252	64,037

Total liabilities	1,805,080	201,274	449,638	2,455,992	1,742,260	205,071	521,566	2,468,897

Equity:
Total equity	946,769	(42,371)	(334,132)	570,266	1,035,441	(41,469)	(412,269)	588,038

Total liabilities and equity	$2,751,849	$158,903	$115,506	$3,026,258	$2,777,701	$163,602	$115,632	$3,056,935

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $28.0 million ($25.7 million wholly owned, $2.3 million partnership) as of March 31, 2012, and $27.9 million ($25.5 million wholly owned, $2.4 million partnership) as of December 31, 2011.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate(1)

(in thousands)

	March 31, 2012				December 31, 2011
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$70,445	$—	$22,309	$48,136	$70,444	$—	$21,550	$48,894
Capital City Mall	96,392	44	25,885	70,551	96,393	—	25,081	71,312
Chambersburg Mall	38,435	—	9,109	29,326	38,445	—	8,870	29,575
Cherry Hill Mall	452,605	754	103,504	349,855	452,603	419	98,194	354,828
Crossroads Mall	44,921	101	10,576	34,446	44,634	873	10,206	35,301
Cumberland Mall	64,052	18	11,475	52,595	63,595	671	10,982	53,284
Dartmouth Mall	63,123	—	28,978	34,145	63,105	—	28,511	34,594
Exton Square Mall	148,992	72	30,777	118,287	148,948	72	29,903	119,117
Francis Scott Key Mall	78,363	26	20,111	58,278	78,340	—	19,395	58,945
Gadsden Mall	62,657	—	12,299	50,358	62,336	—	11,820	50,516
The Gallery at Market East	170,034	8,401	29,305	149,130	170,032	4,479	27,437	147,074
Jacksonville Mall	80,323	—	19,423	60,900	80,042	—	18,701	61,341
Logan Valley Mall	96,338	—	25,346	70,992	96,326	—	24,777	71,549
Lycoming Mall	77,566	—	19,092	58,474	77,566	—	18,451	59,115
Magnolia Mall	88,755	—	28,004	60,751	88,770	33	27,121	61,682
Moorestown Mall	93,282	157	28,923	64,516	93,291	104	28,194	65,201
New River Valley Mall	58,142	—	19,263	38,879	58,142	—	18,501	39,641
Nittany Mall	44,020	—	10,685	33,335	44,327	—	10,372	33,955
North Hanover Mall(2)	27,220	682	5,420	22,482	27,219	101	5,092	22,228
Orlando Fashion Square	43,227	—	8,221	35,006	43,226	—	7,550	35,676
Palmer Park Mall	34,529	—	13,117	21,412	34,529	—	12,912	21,617
Patrick Henry Mall	142,483	—	39,381	103,102	142,469	—	37,953	104,516
Phillipsburg Mall(3)	19,694	—	4,973	14,721	19,714	—	4,760	14,954
Plymouth Meeting Mall	161,869	245	35,908	126,206	161,328	7	34,397	126,938
The Mall at Prince Georges	101,557	—	37,212	64,345	101,522	—	36,338	65,184
South Mall	34,197	421	7,133	27,485	34,196	—	6,924	27,272
Uniontown Mall	40,841	—	11,499	29,342	40,827	—	11,156	29,671
Valley Mall	93,068	—	24,135	68,933	92,966	—	23,494	69,472
Valley View Mall	67,931	—	15,114	52,817	67,930	—	14,699	53,231
Viewmont Mall	91,349	—	21,336	70,013	91,330	—	20,588	70,742
Voorhees Town Center	89,201	154	18,893	70,462	88,473	808	17,680	71,601
Washington Crown Center	40,433	—	13,790	26,643	40,432	—	13,594	26,838
Willow Grove Park	195,861	29,591	53,057	172,395	195,841	28,385	51,600	172,626
Wiregrass Commons Mall	53,629	—	11,431	42,198	53,629	—	10,964	42,665
Woodland Mall	186,735	—	35,616	151,119	185,681	—	34,139	151,542
Wyoming Valley Mall	108,738	—	27,126	81,612	108,721	—	26,112	82,609

Total Consolidated Malls	3,361,007	40,666	838,426	2,563,247	3,357,372	35,952	808,018	2,585,306
Unconsolidated Malls
Lehigh Valley Mall	41,743	40	19,362	22,421	41,648	130	18,960	22,818
Springfield Mall	55,685	25	12,247	43,463	55,666	6	11,832	43,840

Total Unconsolidated Malls	97,428	65	31,609	65,884	97,314	136	30,792	66,658

TOTAL MALLS	$3,458,435	$40,731	$870,035	$2,629,131	$3,454,686	$36,088	$838,810	$2,651,964

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Net of impairment of $24,134 recorded in the 3rd Quarter of 2011.
(3)	Net of impairment of $27,977 recorded in the 3rd Quarter of 2011.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate(1) (continued)

(in thousands)

	March 31, 2012				December 31, 2011
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$42,681	$—	$13,871	$28,810	$42,681	$—	$13,552	$29,129
The Commons at Magnolia	12,677	—	3,950	8,727	12,677	—	3,835	8,842
Paxton Towne Centre	57,437	—	19,020	38,417	57,437	—	18,605	38,832

Total Consolidated Strip and Power Centers	112,795	—	36,841	75,954	112,795	—	35,992	76,803
Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,791	—	17,690	25,101	42,791	—	17,289	25,502
The Court at Oxford Valley	27,908	—	9,375	18,533	27,908	—	9,217	18,691
Red Rose Commons	13,617	—	4,382	9,235	13,617	—	4,294	9,323
Springfield Park	7,194	—	1,724	5,470	7,194	—	1,686	5,508
Whitehall Mall	16,716	—	8,921	7,795	16,716	—	8,814	7,902

Total Unconsolidated Strip and Power Centers	108,226	—	42,092	66,134	108,226	—	41,300	66,926

TOTAL STRIP AND POWER CENTERS	$221,021	$—	$78,933	$142,088	$221,021	$—	$77,292	$143,729

Consolidated Properties Under Development
Springhills	$—	$22,009	$—	$22,009	$—	$22,004	$—	$22,004
White Clay Point	—	33,996	—	33,996	—	33,582	—	33,582

Total Consolidated Properties Under Development	—	56,005	—	56,005	—	55,586	—	55,586
Unconsolidated Properties Under Development
Pavilion at Market East	6,250	728	1,555	5,423	6,250	728	1,502	5,476

Total Unconsolidated Properties Under Development	6,250	728	1,555	5,423	6,250	728	1,502	5,476
Other Properties
Land held for development - consolidated	15,107	—	—	15,107	15,292	—	—	15,292

Total Other Properties	15,107	—	—	15,107	15,292	—	—	15,292
TOTAL DEVELOPMENT AND OTHER	$21,357	$56,733	$1,555	$76,535	$21,542	$56,314	$1,502	$76,354

TOTAL INVESTMENT IN REAL ESTATE	$3,700,813	$97,464	$950,523	$2,847,754	$3,697,249	$92,402	$917,604	$2,872,047

CONSOLIDATED PROPERTIES	$3,488,909	$96,671	$875,267	$2,710,313	$3,485,459	$91,538	$844,010	$2,732,987
UNCONSOLIDATED PROPERTIES	211,904	793	75,256	137,441	211,790	864	73,594	139,060

TOTAL INVESTMENT IN REAL ESTATE	$3,700,813	$97,464	$950,523	$2,847,754	$3,697,249	$92,402	$917,604	$2,872,047

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Quarter Ended March 31, 2012
	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement(1)	$6,537	$—	$6,537
New development projects	415	—	415
Tenant allowances	1,916	15	1,931
Recurring capital expenditures:
CAM expenditures	116	99	215
Non-CAM expenditures	19	—	19

Total recurring capital expenditures	135	99	234

Total	$9,003	$114	$9,117

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Debt Analysis as of March 31, 2012

(in thousands)

Outstanding Debt
	Fixed Rate(1)	% of Total Indebtedness	Variable Rate(2)	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable(3)	$1,737,684	73.6%	$13,833	0.6%	$1,751,517	74.2%
Unconsolidated mortgage loans payable	200,132	8.5%	3,741	0.1%	203,873	8.6%
Exchangeable notes(4)	136,558	5.8%	—	0.0%	136,558	5.8%
2010 Credit Facility(5)	190,000	8.0%	80,000	3.4%	270,000	11.4%

TOTAL OUTSTANDING DEBT	$2,264,374	95.9%	$97,574	4.1%	$2,361,948	100.0%

AVERAGE STATED INTEREST RATE	5.49%		4.08%		5.40%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	The variable rate amount includes $15.4 million that was subject to a LIBOR cap with a strike rate of 2.5% which expired in April 2012.
(3)	Includes debt premium of $201
(4)	Net of debt discount of $342
(5)

As of March 31, 2012, for presentation purposes, we have designated interest rate swap agreements to effectively fix $190.0 million of the underlying LIBOR associated with the 2010 Credit Facility until March 10, 2013 at a current weighted average rate of 1.83% (excluding the spread on the related debt). Of that notional amount, $185.0 million of this $190.0 million is also covered by a forward starting swap that became effective on April 2, 2012 and remains effective until March 13, 2013 at a rate of 2.96%, excluding the spread on the related debt. Additionally, $15.4 million was subject to a LIBOR cap with a strike price of 2.50% which expired in April 2012.

Average Debt Balance
			2010 Credit Facility
		Mortgage Debt(1)	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	12/31/2011	$1,895,927	$95,000	$240,000	$136,900	$(849)	$2,366,978
Capital City Mall new mortgage loan		65,750	—	—	—	—	65,750
Mortgage loan amortization(2)		(6,287)	—	—	—	—	(6,287)
Revolving Facility pay down		—	(65,000)	—	—	—	(65,000)
Exchangeable notes discount amortization		—	—	—	—	507	507

Ending Balance	3/31/2012	$1,955,390	$30,000	$240,000	$136,900	$(342)	$2,361,948

Weighted Average Balance		$1,924,984	$67,143	$240,000	$136,900	$(681)	$2,368,346

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium.

Debt Maturities(1)
			Mortgage	2010 Credit Facility			Exchangeable
Year	Scheduled Amortization	Debt Premium Amortization	Balance at Maturity	Revolving Facility	Term Loans	Exchangeable Notes	Notes Discount Amortization	Total Debt
2012	$17,301	$201	$413,705	$—	$—	$136,900	$(342)	$567,765
2013	18,599	—	397,723	—	—	—	—	416,322
2014	17,199	—	99,203	30,000	240,000	—	—	386,402
2015	16,375	—	305,896	—	—	—	—	322,271
2016	6,233	—	243,745	—	—	—	—	249,978
2017	5,118	—	150,000	—	—	—	—	155,118
Thereafter	19,363	—	244,729	—	—	—	—	264,092

	$100,188	$201	$1,855,001	$30,000	$240,000	$136,900	$(342)	$2,361,948

(1)

The weighted average period to mortgage maturity is 3.43 years, excluding extension options. Excludes debt premium on mortgage loans and debt discount on exchangeable notes. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP)(1)
Year	Balance	Interest Rate	Balance	Interest Rate
2012	$416,790	5.04%	$416,790	4.92%
2013	401,174	5.43%	401,174	5.43%
2014	101,994	7.28%	101,994	7.28%
2015	332,595	5.69%	332,595	5.69%
2016	262,866	5.38%	262,866	5.38%
2017	150,000	5.51%	150,000	5.51%
Thereafter	289,770	5.45%	289,770	5.45%

Total	$1,955,189	5.54%	$1,955,189	5.51%

(1)	Excludes amortization of debt issuance costs.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of March 31, 2012

(in thousands)

		Proportionate Share(1)				Marked to Market
	Lender	Debt	Debt Premium/ (Discount)	Total	Interest Rate	Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans

Beaver Valley Mall(2)	CMBS	$42,328	$—	$42,328	7.36%	7.36%	$3,972	$42,266	Apr 2012	Apr 2032
Christiana Center(3)(4)	Bank	40,000	—	40,000	3.67%	3.67%	1,467	40,000	June 2012	June 2013
Paxton Towne Centre(3)(4)	Bank	50,000	—	50,000	3.75%	3.75%	1,876	50,000	July 2012	July 2013
Cherry Hill Mall	Life Insurance Co	179,598	—	179,598	5.42%	5.42%	13,510	177,689	Oct 2012	Oct 2012
Cherry Hill Mall Supplemental Loan	Life Insurance Co	53,412	—	53,412	5.51%	5.51%	3,030	53,003	Oct 2012	Oct 2012
Cumberland Mall Loan #1	CMBS	39,264	201	39,465	6.50%	5.40%	3,413	38,782	Nov 2012	Nov 2012
Dartmouth Mall	CMBS	59,394	—	59,394	4.95%	4.95%	4,484	57,594	June 2013	June 2013
Moorestown Mall	CMBS	54,515	—	54,515	4.95%	4.95%	4,115	52,863	June 2013	June 2013
Jacksonville Mall(3)	Bank	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013	Sept 2015
Logan Valley Mall(3)	Bank	63,000	—	63,000	5.79%	5.79%	3,649	63,000	Sept 2013	Sept 2015
Wyoming Valley Mall(3)	Bank	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013	Sept 2015
Francis Scott Key Mall(3)	Bank	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013	Dec 2013
Viewmont Mall(3)	Bank	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013	Dec 2013
Exton Square Mall	Life Insurance Co	67,971	—	67,971	7.50%	7.50%	5,873	66,732	Jan 2014	Jan 2014
Lycoming Mall	Bank	34,023	—	34,023	6.84%	6.84%	3,001	32,470	Jul 2014	Jul 2014
Springfield East(3)	Bank	2,216	—	2,216	5.39%	5.39%	92	2,061	Mar 2015	Mar 2020
Springfield Park(3)	Bank	2,602	—	2,602	5.39%	5.39%	108	2,419	Mar 2015	Mar 2020
Magnolia Mall	CMBS	59,249	—	59,249	5.33%	5.33%	4,413	54,842	July 2015	July 2015
Patrick Henry Mall	Life Insurance Co	90,938	—	90,938	6.34%	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall(3)	Bank	32,859	—	32,859	4.77%	4.77%	2,118	30,740	Nov 2015	Nov 2015
Willow Grove Park	Life Insurance Co	144,731	—	144,731	5.65%	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	CMBS	85,036	—	85,036	5.49%	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	CMBS	150,494	—	150,494	5.58%	5.58%	10,760	140,484	Apr 2016	Apr 2016
801 Market Street(3)(4)	Bank	25,000	—	25,000	3.84%	3.84%	960	24,265	Jul 2016	Jul 2018
The Mall at Prince Georges	CMBS	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017	June 2017
Whitehall Mall	Life Insurance Co	5,641	—	5,641	7.00%	7.00%	574	4,145	Nov 2018	Nov 2018
Cumberland Mall Loan #2	Bank	2,170	—	2,170	5.00%	5.00%	390	—	Dec 2018	Dec 2018
New River Valley Mall(3)(4)	Bank	25,000	—	25,000	4.83%	4.83%	1,208	25,000	Jan 2019	Jan 2019
Valley View Mall	CMBS	31,345	—	31,345	5.95%	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	Life Insurance Co	68,506	—	68,506	5.88%	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	CMBS	14,817	—	14,817	5.14%	5.14%	978	12,379	July 2021	July 2021
The Court at Oxford Valley	CMBS	30,000	—	30,000	5.56%	5.56%	1,668	25,782	July 2021	July 2021
Capital City Mall	Bank	65,750	—	65,750	5.30%	5.30%	4,379	54,715	Mar 2022	Mar 2022
Metroplex Shopping Center	CMBS	43,491	—	43,491	5.00%	5.00%	2,681	33,978	Oct 2023	Oct 2023

Total Fixed Rate Mortgage Loans		1,937,615	201	1,937,816	5.56%	5.54%	130,572	1,839,984

Pennsylvania Real Estate Investment Trust

Debt Schedule as of March 31, 2012 (continued)

(in thousands)

		Proportionate Share(1)				Marked to Market
	Lender	Debt	Debt Premium/ (Discount)	Total	Interest Rate	Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Variable Rate Mortgage Loans
Christiana Center	Bank	4,447	—	4,447	2.09%	2.09%	860	4,257	June 2012	June 2013
Paxton Towne Centre	Bank	4,000	—	4,000	2.34%	2.34%	94	4,000	July 2012	July 2013
Pavilion East Associates	Bank	3,741	—	3,741	2.99%	2.99%	200	3,708	Aug 2012	Aug 2012
801 Market Street	Bank	2,336	—	2,336	2.34%	2.34%	685	—	Jul 2016	Jul 2018
New River Valley Mall	Bank	3,050	—	3,050	3.25%	3.25%	99	3,050	Jan 2019	Jan 2019

Total Variable Rate Mortgage Loans		17,574	—	17,574	2.58%	2.58%	1,938	15,015

Total Mortgage Loans		$1,955,189	$201	$1,955,390	5.54%	5.51%	$132,510	$1,854,999

CONSOLIDATED MORTGAGE LOANS		$1,751,316	$201	$1,751,517	5.51%	5.49%	$115,147	$1,639,002
UNCONSOLIDATED MORTGAGE LOANS		203,873	—	203,873	5.38%	5.38%	13,391	173,731
EXCHANGEABLE NOTES(5)		136,900	(342)	136,558	4.00%	5.87%	5,476	136,900	June 2012	June 2012
2010 CREDIT FACILITY - FIXED RATE(6)(7)(8)		190,000	—	190,000	5.83%	5.83%	11,073	190,000	Mar 2014	Mar 2015
2010 CREDIT FACILITY - VARIABLE RATE(6)(7)		80,000	—	80,000	4.25%	4.25%	3,400	80,000	Mar 2014	Mar 2015

Total		$2,362,089	$(141)	$2,361,948	5.40%	5.49%	$148,487	$2,219,633

AMORTIZATION OF DEFERRED FINANCING FEES		—	—	—	—	0.40%	—	—

EFFECTIVE INTEREST RATE		$2,362,089	$(141)	$2,361,948	5.40%	5.89%	$148,487	$2,219,633

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	This mortgage loan has passed its Anticipated Repayment Date. The final maturity date is April 2032.
(3)	All or a portion of the mortgage loan has been effectively swapped to the fixed interest rate presented.
(4)	A portion of the mortgage loan bears interest at a variable rate. See Variable Rate Mortgage Loans section of this table.
(5)	The marked to market interest rate includes the effect of deferred financing fee amortization and debt discount amortization.
(6)	Secured by first mortgage liens on 20 properties. See page 26 for property detail.
(7)

The 2010 Credit Facility consists of the 2010 Term Loan, with a balance of $240,000 and the Revolving Facility, with a balance of $30,000 as of March 31, 2012. The total available to borrow against the Revolving Facility is $220,000.

(8)

As of March 31, 2012, for presentation purposes, we have designated interest rate swap agreements to effectively fix $190,000 of the underlying LIBOR associated with the 2010 Credit Facility until March 10, 2013 at a current weighted average rate of 1.83% (excluding the spread on the related debt). Of that notional amount, $185,000 of this $190,000 is also covered by a forward starting swap that became effective on April 2, 2012 and remains effective until March 13, 2013 at a rate of 2.96%, excluding the spread on the related debt. Additionally, $15.4 million was subject to a LIBOR cap with a strike price of 2.50% which expired in April 2012.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios(1)

March 31, 2012
Consolidated Liabilities to Gross Asset Value	66.18%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 70%
EBITDA to Interest Expense	1.94
EBITDA may not be less than 1.60 to 1.00
Adjusted EBITDA to Fixed Charges	1.62
Adjusted EBITDA may not be less than 1.35 to 1.00
Corporate Debt Yield	11.06%
The ratio of EBITDA to total indebtedness may not be less than 9.50%
Facility Debt Yield	22.38%
The ratio of NOI for Collateral Properties to Aggregate Outstanding Principal Amount(2)

Collateral Properties
Chambersburg Mall	North Hanover Mall	South Mall
Crossroads Mall	Orlando Fashion Square	Uniontown Mall
Gadsden Mall	P&S Office Building	Voorhees Town Center
The Gallery at Market East I	Palmer Park Mall	Washington Crown Center
The Gallery at Market East II	Phillipsburg Mall	Westgate Anchor Pad
The Commons at Magnolia	Plymouth Meeting Mall	Wiregrass Commons Mall
Nittany Mall	The Plaza at Magnolia

(1)

The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010, as amended on June 29, 2011 (the “2010 Credit Facility”), contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein, there are several other ratios under the 2010 Credit Agreement with which the Company must comply, all of which are described in the Company’s Current Reports on Form 8-K dated March 11, 2010 and June 29, 2011. The Company has filed the 2010 Credit Agreement and related material agreements in accordance with the rules and regulations of the Securities and Exchange Commission.

(2)	The Maximum Loan Availability is based on a Facility Debt Yield equal to or greater than 9.75%.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
The Vanguard Group, Inc.	5,636,097
BlackRock Fund Advisors	4,468,542
Dreman Value Management LLC	2,526,920
State Street Global Advisors	1,788,029
Deutsche Investment Management Americas, Inc.	1,761,275
JPMorgan Asset Management, Inc.	1,324,041
Pacific Heights Asset Management LLC	1,275,000
Northern Trust Investments	1,219,387
Brookfield Investment Management, Inc.	1,008,351
Mellon Capital Management Corp.	853,569

TOTAL of Ten Largest Institutional:	21,861,211
TOTAL of all Institutional Holders:	38,944,322
Ten Largest as % of Total Institutional:	56.1%

(1)	Based on 13F and 13G filings as of March 31, 2012 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2011
Institutional(1)	38,944,322	67.3%	38,394,134
Retail(2)	13,831,326	23.9%	14,547,505
Insiders(3)	5,064,204	8.8%	5,064,204

TOTAL	57,839,852	100.0%	58,005,843

(1)	Based on 13F and 13G filings as of March 31, 2012 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of March 31, 2011 (Shares and OP Units only). See proxy statement dated April 27, 2011 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as income before gains and losses on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. NAREIT guidance issued in 2003 provides that excluding impairment write downs of depreciable real estate is consistent with the definition of FFO. Certain regulatory staff had indicated, however, a view that impairment write downs were required to be included in FFO. In late 2011, NAREIT updated its guidance to reflect that certain regulatory staff has conveyed that it no longer holds that view, and NAREIT reiterated its established guidance that excluding such impairments is consistent with the NAREIT definition. In this report, prior period FFO amounts have been revised to reflect this updated NAREIT guidance regarding impairment write downs.

We use FFO and FFO per diluted share and OP Unit in measuring our performance against peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than us.

FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions.

We believe that net income is the most directly comparable GAAP measurement to FFO. We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP), including lease termination revenue, minus operating expenses (determined in accordance with GAAP) plus our share of revenue and operating expenses of our partnership investments, and includes real estate revenue and operating expenses from properties included in discontinued operations. Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains or sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.